                          CRA REALTY SHARES PORTFOLIO

                        The Advisors' Inner Circle Fund

                                 CLASS A SHARES
                                      AND
                              INSTITUTIONAL SHARES

    SUPPLEMENT DATED MARCH 17, 1997 TO THE PROSPECTUS DATED JANUARY 1, 1997.

The Prospectus is amended and supplemented to update the historical performance information of CRA Real Estate Securities L.P. (the investment adviser to the CRA Realty Shares Portfolio) and its predecessors.

The information on page 9 and the first two paragraphs on page 10 of the Prospectus in the section "THE ADVISER," are replaced by the following:

The following graph presents the composite compounded annual rates of total return attained by all of the accounts managed by CRA Real Estate Securities L.P. and its predecessors with investment objectives and policies substantially similar to those of the Portfolio for the time periods indicated, compared to the NAREIT--All REITs Index and the Wilshire Real Estate Securities Index.


                 Past Performance of CRA and its Predecesors

                       Periods ending December 31, 1996


                    CRA and its                    NAREIT - ALL REITS                WILSHIRE REAL ESTATE
                    predecessors                        INDEX                             SECURITIES
---------------------------------------------------------------------------------------------------------

1 YEAR                     39.8%                                 35.8%                               36.9%
3 YEARS
 (Annualized)              20.4%                                 17.4%                               16.5%
5 YEARS
 (Annualized)              20.0%                                 16.6%                               14.4%
10 YEARS
 (Annualized)              11.0%                                  9.0%                                6.2%
SINCE INCEPTION
 (OCT. 1984)
 (Annualized)              11.8%                                  9.8%                                8.7%

----------------------------------------------------------------------------------------------------------


* The performance results described above are based on a composite of all discretionary real estate securities portfolios that were advised by CRA and its predecessors with investment objectives and policies substantially similar to those of the Portfolio through December 31, 1996. Audit Investments, Inc. ("Audit") was formed on January 29, 1969 and began managing accounts with investment objectives and policies substantially similar to those of the Portfolio in October, 1984. Audit was reorganized into Campbell Radnor Advisors on January 1, 1994. Campbell Radnor Advisors was subsequently reorganized into CRA Real Estate Securities L.P. on March 31, 1995. The same advisory personnel who have previously managed the discretionary portfolio accounts at each of the predecessors serve as portfolio managers for the Portfolio. These accounts were managed by Mr. Campbell through November, 1992; Mr. Ferguson became a co- portfolio manager with Mr. Campbell in December, 1992; and Messrs. Campbell and Ferguson co-managed the accounts for all subsequent periods shown. The results are net of the private account advisory fees and assume the reinvestment of dividends. As of December 31, 1996, CRA had $567.9 million in assets under management, all of which is represented in the foregoing results.

The Wilshire and NAREIT indices are unmanaged indices without transaction costs and are widely recognized as indicators of the performance of the real estate securities market. The Wilshire Real Estate Securities Index is a market-weighted index comprised of equity REITs and Real Estate Operating Companies. The NAREIT index is a market-weighted index comprised of all of the tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

Registered investment companies managed by the Adviser, including the Portfolio, are subject to certain regulatory and tax restrictions on investment that are not applicable to the Adviser's private accounts. Additionally, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the individual accounts. The performance of CRA and its predecessors is provided merely to indicate their proficiency in managing similar investment portfolios. Investors should note that past performance is no guarantee of future results.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


CRA-A-001-01

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